SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               September 13, 1999
                        ---------------------------------
                        (Date of earliest event reported)

                               SAFETY-KLEEN CORP.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

   Delaware                         001-8368                      51-0228924
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  (State of                   (Commission File No.)             (IRS Employer
Incorporation)                                               Identification No.)

                         1301 Gervais Street, Suite 300,
                         Columbia, South Carolina 29201
                         ------------------------------
          (Address of principal executive offices, including zip code)

                                 (803) 933-4200
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              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 5.  Other Events

         On September 13, 1999, Safety-Kleen Corp. (NYSE:SK) announced that it has been informed that Laidlaw Inc. plans to actively seek a buyer for its interest in the Company. Laidlaw Inc. has further indicated that this divestiture is expected to be completed over the course of the next six to twelve months. The full text of the announcement is reproduced below.


                              For Immediate Release

                  SK 44% SHAREHOLDER CLARIFIES DIVESTITURE PLAN

Columbia, S.C. --September 13, 1999--Safety-Kleen Corp. (NYSE:SK) today announced it has been informed that Laidlaw Inc. (NYSE:LDW) plans to actively seek a buyer for its interest in the Company. Laidlaw Inc. has further indicated that this divestiture is expected to be completed over the course of the next six to twelve months.

Laidlaw Inc. currently holds approximately 43.8 million shares, or 44% of the Company's outstanding stock.

Commenting on the change in Laidlaw Inc.'s time horizon for divesting its investment in Safety-Kleen Corp., Kenneth W. Winger, President and CEO, said "The Board of Directors will meet promptly to discuss Laidlaw Inc.'s announcement and will consider whether any action should be taken at that time."

Safety-Kleen Corp. is the leading industrial waste service company for both hazardous and non-hazardous waste streams. From collection through recycle and disposal, the Company provides comprehensive waste management services to over 400,000 customers in North America.

For further information contact:
--------------------------------
Kenneth W. Winger, President and Chief Executive Officer - (803)-933-4212 Paul
R. Humphreys, Senior Vice President, Finance and Chief Financial Officer - (803) 933-4261 Safety-Kleen Investor Relations - (803) 933-4285

Private Securities Litigation Reform Act:
-----------------------------------------
Sections of this release constitute forward-looking statements that involve a number of risks and uncertainties. Many factors could cause actual results to differ materially from our expected results. These factors include risks associated with acquisitions; achievement of synergy objectives; the attainment of revenue growth targets; the adoption of new environmental laws and regulations and how they are interpreted and enforced; changes in demand for the Company's services, competition; and prices for petroleum-based products.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SAFETY-KLEEN CORP.


                              By: /s/ Kenneth W. Winger
                                  ---------------------
                                  Name:  Kenneth W. Winger
                                  Title: President and Chief Executive Officer

Date: September 13, 1999

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